Entergy Corporation

1 Equity Market Cap

Company	$B
▪ Southern	21.4
▪ Exelon	20.7
▪ Dominion	20.0
▪ Duke	16.1
▪ ETR	12.3
▪ AEP	11.9

as of 9/30/03

2 Total Return to Shareholders - %



111
60
34
ETR
S&P Electric
S&P 500
1 YR
3 YR
5 YR

as of 9/30/03

- 5th largest U.S. utility
- 2-3% of U.S. market share
- Track record of returning value - 29% increase in dividend July 03

3 Geographic Scale



Entergy Nuclear
Entergy-Koch
Utility

4 Entergy Strategy



•Scale
•Skills
•Scope
•Positions
Operations Management
•Productivity
•Service
•Relationships
Point of view
Portfolio Management
Long/Short Positions

- Refocused strategy adopted in 98 by new management team
- Superior operations and point-of-view driven portfolio management

5 Regulated Utility Business

Domestic Utility
2.6 million customers
4 contiguous states
5 regulatory jurisdictions
22 GW generating capacity

6 Competitive Businesses

Entergy Nuclear
5 non-utility plants
4 GW generating capacity

Energy Commodity Services
Entergy-Koch, LP
Entergy-Koch Trading
Gulf South Pipeline
Non-nuclear wholesale assets

3 Core Businesses
- Utility
- Entergy Nuclear
- Energy Commodity Services

7 Transactions since 98

Divestments	Investments
▪ 16 transactions ▪ $5.4B ▪ $1.1B gain ▪ $3.5B debt eliminated	▪ 15 transactions $2.9B ▪ 10% 04E ROIC ▪ $336M 04E earnings

8 Turnaround Financial Results-5 Metrics



Improvement Metric by Quartile
1
2
3
4
ETR
98 ETR
4
3
2
1
Absolute Metric by Quartile

- Successful divestments/ reinvestment
- Quick financial turnaround
- Industry-leading performance

9 Financial Profile

Metric	Measure	
1. TSR	+180%	Since 2Q98
2. EPS growth*	+98%	Since 2Q98
3. Net Margin*	+109%	Since 2Q98
4. ROIC*	+28%	Since 2Q98
5. Cash Int. Cov.	+38%	Since 2Q98
6. Net Debt-3Q03	47%	
7. OCF	$3.3B/yr – 03 - 05	

**Operational*

10 Long-Term Financial Goals

Top quartile TSR

Average earnings growth:
8-10% near-term; 5-6% long-term

"A" credit rating

10% ROIC

Annual dividend increases

- Strong metrics create growth opportunities
- Goals emphasize financial results and flexibility, and returns

Utility Business

1 Service Territory/Customers


Arkansas
649
Mississippi
409
Texas
361
Louisiana
1,179

2 2004E Earnings Breakdown


EAI
21%
EGSI
25%
SERI
16%
ENOI
3%
EMI
11%
ELI
24%

- 2.6 million customers
- 4 contiguous mid South states
- 5 retail regulatory jurisdictions; 1 FERC

3 Retail Sales - TWh


C/G 28%
R 32%
I 40%

4 Generating Capacity


GW
Nuclear
22%
Coal
10%
Gas/Oil
68%
GWh
Nuclear
46%
Coal
15%
Gas/Oil
39%

- >100 TWH sales/year
- 22 GW generation capacity
- >80% from clean sources – low environmental risk

5 Utility Strategy


Invest To Improve Service/ Reliability
Recover Investment
Obtain Incentives

6 Improved Service/Reliability


41%
Outage Duration
44%
Outage Frequency
79%
Regulatory Complaints
64%
Call Center Speed

- Back to Basics strategy
- Improved regulatory relationships
- Improved reliability and service, reduced complaints

7 Operational Improvements


53%
56%
Regulated Fossil Plants Outage Rates; %
Transmission Service Index; MWhs Not Served

8 Regulatory Recovery

Company	Recent Activity
EAI	Earnings cap removed
EMI	$48M rate increase with incentives
ENOI	$30M rate increase with incentives
EGST	Freeze til competition

- Operational improvements across the Utility
- Rate increases with ability to earn above allowed ROEs

9 Key Goals


Region Long
16
ETR Short
-3
Obtain low cost generation and generation incentives

10 Operational Guidance

03 Midpoint: $2.77
04 Midpoint: $2.80 (incl parent)

Rules of Thumb

1% sales Δ	$0.10 EPS
$100M rate base Δ	$0.02 EPS
1% ROE Δ	$50M NI $0.25 EPS

Focus:
- Supply plan designed to benefit from overbuilt region
- Improve earnings through sales growth, supply plan, and productivity improvements

Nuclear Business

1



Reg Southern Fleet
4,915 MW
Northeast Fleet
4,001 MW
Arkansas Nuclear One
Grand Gulf
River Bend
Waterford 3
FitzPatrick
Vermont Yankee
Indian Point 2&3
Pilgrim

2



Nuclear Strategy
Acquire at Deep Discount
+
Contract Output to Seller
Achieve Operational Improvements
• Safety
• Capacity Factor
• Production Cost

- 1st to close purchase of a nuclear plant
- Average acquisition cost of $240/Kw
- Expansion strategy based on operational skills
- 2002 Generation:
  EN-NE: 29.9 TWh
  EN-S: 40.9 TWh

3



Northeast Capacity Factor - %
Southern Fleet in 02 = 97
77
93
Before ETR Ownership
04 Guidance

4



Northeast Outage Duration - Days
46
30
Southern Fleet Last Outage = 27
Before ETR Ownership
04 Guidance

- Operational improvements at Northeast plants:
  - Increasing utilization 21%
  - Reducing outage duration 35%

5



Northeast Production Cost - $/MWh
29
20
Southern Fleet in 02 = 15
Before ETR Ownership
04 Guidance

6



Productivity Improvement Goals - $M
25
30
35
10
100
03E
04E
05E
06E
Total

- Northeast unit cost reduced 31%
- Cost improvements across Nuclear drive long-term production costs below $19/MWh

7



Power Uprates - MW
6%
3,955
Pilgrim
IP
Fitz
4,208
VY
02
03E
04E
05E

8



Management Contracts
Risk Mitigation & Share of Upside
Nuclear Plant Owner
Entergy Nuclear
Management Fee & Share of Upside
$10-20M opportunity per plant per year

- Uprates to provide 253 MW of new, clean, low-cost capacity
- Management contracts – low risk, no-capital avenue of growth

9



Planned Generation Sold Forward
(%)
100
39
35
27
04E
05E
06E
07E

10

Operational Guidance

03 Midpoint: $0.815
04 Midpoint: $1.125

Rules of Thumb

1% Capacity Factor	$0.03 EPS
$1/MWh (Cost or Rev.)	$0.10 EPS
1 day outage	$1M
100 MW uprate	$0.06 EPS

Focus:
- Contract 05 output at attractive prices
- Improve earnings through pricing, uprates, management contracts, & productivity improvements

Entergy-Koch, L.P.

1


Partnership Structure
Entergy
Koch Energy
$350M cash
Trading, Gas
Power, International
Gateway Pipeline
Trading, Gas
Power, Weather
50%
Ownership
Entergy-Koch
50%
Ownership
EK Trading LP
• Multi-commodity marketing & trading in NA
Gulf South Pipeline
• 8,000 miles from TX to FL
• 68 Bcf storage capability
EK Trading Ltd
• Multi-commodity marketing & trading in Europe

2


EK Strategy
Gulf South
Pipeline
EKT Optimization
• Physical
• Financial
EKT POV
Trading
Lower
Earnings Variance
Higher
Higher
Financial Leverage
Lower
Discipline

- Strategy – balance and discipline
- Balanced mix of earnings
- Disciplined & analytically based trading - gas, power, weather

3


Gulf South Pipeline

4


Pipeline Operating Expenses - $M
Down
34%
122
118
86
91
88
81
SG&A
O&M
97
98
99
00
01
02
*Excluding fuel

Gulf South

- 8,000 pipe miles
- 68 Bcf working storage
- 2.0 Bcf/day throughput
- Top quartile cost/unit goal

5


Targeted Trading Components
Asset
Management
35%
Point-of-View
Trading
50%
Financial
Optimization
15%

6

Asset Positions Under Management

Delivery	2.3 Bcf/day
Storage	139 Bcf
Power	12.1 MW

Entergy-Koch Trading

- Emphasis on highly liquid, short-term markets
- Asset/financial optimization balance; POV trading
- Targeted storage and asset position expansion

7


Daily Trading Earnings Distribution
Days
150
100
50
0
loss
$0
gain

8


Credit Metrics
Net Interest Coverage
Times
14
11
19
01
02
2Q03
Net Debt/
Net Capitalization
%
20
26
5
01
02
2Q03

- Average DEAR $10-15M
- Average book duration < 2 years
- A/A3 rating
- Excellent credit metrics

9


Key Goals
1
Double earnings in the Physical Optimization business in the next 2 yrs
2
Grow business by completing Magnolia Storage project, acquiring pipeline
3
Maintain credit rating and increase balance sheet capacity
Moving to the Next Level

10

Operational Guidance

03 Midpoint: $0.805
04 Midpoint: $0.275

$0.34 of 03 is due to disproportionate sharing. Excluding sharing, ECS is down 41% based on conservative trading assumptions.

Focus:

- Improve earnings through physical optimization, storage, and scale

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: *From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.*

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through third quarter 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.